CHASE VISTA CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND
SUPPLEMENT DATED SEPTEMBER 28, 1998
TO THE PROSPECTUS DATED
DECEMBER 29, 1997, AS REVISED MARCH 13, 1998

The following supersedes the fourth paragraph in the FUND'S ADVISERS section of the Prospectus on page 13:

Pamela Hunter, Managing Director and Head of Tax Exempt Investments of Chase and Richard Taormina, a Municipal Portfolio Manager and Analyst of Chase, are responsible for the day-to-day management of the Fund since its inception in 1993 and since September, 1998, respectively. Ms. Hunter manages the investment team providing tax exempt strategy, research and portfolio management. Ms. Hunter has been employed at Chase (including its predecessors) since 1980. Mr. Taormina joined Chase in October 1997. Prior to joining Chase, Mr. Taormina was a Senior Municipal Bond Trader at the Vanguard Group of Investment Companies commencing in 1990. Prior to joining the Vanguard Group, he served as an investment analyst for Financial Advisors Group.

VCI-36-998